UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 11, 2017

PAYBOX CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard Suite 1550 Fort Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 510-3750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 11, 2017, Paybox Corp announced that a special meeting of stockholders (the “Special Meeting”) to consider and vote upon a proposal to approve a reverse stock split will be held at the offices of Marcum LLP, 450 East Las Olas Boulevard, Ninth Floor, Fort Lauderdale FL 33301, on Wednesday, May 3, 2017, at 10:00 A.M. EST. The proposed reverse stock split is in the ratio of 1:200, and stockholders holding less than 200 shares would be cashed out at a price of $0.40 per share.

Only holders of record of the Company’s common stock at the close of business on April 11, 2017 will be entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information about the Proposal and Where to Find It

In connection with the Proposal, the Company has filed with the Securities Exchange Commission (“SEC”), and will mail to stockholders of record of the Company as of April 11, 2017, a definitive proxy statement in connection with its solicitation of proxies for the Special Meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the reverse stock split proposal. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposal. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, and the Company’s Schedule 13E-3 and related exhibits filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting, as these materials contain important information about the Company and the Proposal. Stockholders can also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Matthew Oakes, Chief Executive Officer, Paybox Corp, 500 East Broward Boulevard, Suite 1550, Ft. Lauderdale, FL 33394.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposal. Information regarding the special interests of these directors and executive officers in the Proposal is included in the definitive proxy statement. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site at www.sec.gov and at the address described above.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release of Paybox Corp dated April 11, 2017, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Paybox Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYBOX CORP

Dated: April 11, 2017	By:	/s/ Matthew E. Oakes
Matthew E. Oakes
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Paybox Corp dated April 11, 2017, furnished herewith.

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